Filed pursuant to Rule 497(e)
File Nos. 002-84012 and 811-03752

THE MANAGERS FUNDS

Managers Cadence Capital Appreciation Fund

Managers Cadence Focused Growth Fund

Managers Cadence Mid-Cap Fund

Supplement dated May 1, 2012 to the

Prospectus dated October 1, 2011

The following information supplements and supersedes any information to the contrary relating to Managers Cadence Capital Appreciation Fund, Managers Cadence Focused Growth Fund, and Managers Cadence Mid-Cap Fund (collectively the “Funds”), each a series of The Managers Funds (the “Trust”), contained in the Funds’ Prospectus dated October 1, 2011 (the “Prospectus”).

Steve Demirjian has been added to the Funds’ portfolio management team. Mr. Demirjian is a Portfolio Manager of the Funds’ Subadvisor, Cadence Capital Management LLC (“Cadence”), a position he has held since May, 2012. Previously, Mr. Demirjian served as a Portfolio Manager at Cadence Integrity Partners LLC from November 2010 to May 2012. Mr. Demirjian was also a Senior Vice President at Columbia Management from September 2009 to November 2010. Mr. Demirjian was also the Founder and Chief Executive Officer at Integrity Capital Management from August 1999 to September 2009. Mr. Demirjian, William B. Bannick, Robert L. Fitzpatrick, Michael J. Skillman, and Robert Ginsberg are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. The portfolio managers make investment decisions for each Fund’s portfolio using a consensus approach. Accordingly, all references in the Prospectus to the portfolio managers of the Funds shall refer to Steve Demirjian, William B. Bannick, Robert L. Fitzpatrick, Michael J. Skillman, and Robert E. Ginsberg.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE